AMENDMENT NO. 2
                                       TO
                    PIGGLY WIGGLY MASTER FRANCHISE AGREEMENT

             THIS AMENDMENT NO. 2 TO MASTER FRANCHISE AGREEMENT
   ("Amendment"), dated as of June 3, 1998 by and between SCHULTZ SAV-O STORES, INC., a Wisconsin corporation ("Schultz"), and PIGGLY WIGGLY CORPORATION, a Delaware Corporation ("Piggly Wiggly").

                                   WITNESSETH:

             A. WHEREAS, Piggly Wiggly and Commodores Point Terminal Corporation ("Commodores Point") entered into a Master Franchise Agreement dated April 23, 1982 (with Exhibit D thereto dated May 1, 1982), a copy of which, excluding all exhibits other than Exhibit D, is attached hereto and marked as Exhibit A ("Master Franchise Agreement");

             B. WHEREAS, on August 2, 1982, Commodores Point assigned all of its right, title and interest in, to and under the Master Franchise Agreement to Schultz pursuant to the Agreement attached hereto and marked as Exhibit B ("Assignment");

             C. WHEREAS, Schultz and Piggly Wiggly entered into an Amendment to Master Franchise Agreement dated as of October 15, 1982 ("Original Amendment" and, together with the Master Franchise Agreement and the Assignment, the "AMFA");

             D. WHEREAS, Schultz and Piggly Wiggly desire to further amend the AMFA to expand Schultz's exclusive franchise territory, among other things, under the terms and conditions hereinafter set forth; and

             E. WHEREAS, all defined terms used herein which are not otherwise defined shall have the same meaning as set forth in the AMFA.

             NOW, THEREFORE, in consideration of the covenants and agreements of the parties herein contained and in consideration of the additional amounts payable by Schultz to Piggly Wiggly hereunder, the parties legally agree as follows:

             1. New Exclusive Territory. Section 1 of the AMFA is hereby amended and supplemented by adding to Schultz's current existing exclusive franchise territory described on Exhibit D thereto dated May 1, 1982 ("Existing Territory") the new exclusive territory described on Schedule 1 hereto ("New Territory" and sometimes together with the Existing Territory, the "Combined Territory"). Additionally, all direct or indirect references to the "territory" contained in the AMFA shall hereby be amended to mean the Combined Territory, except to the extent otherwise set forth in this Amendment, so that Schultz shall have the exclusive right to establish, operate, franchise, license, subfranchise and sublicense retail grocery stores under the name "Piggly Wiggly" in the Combined Territory pursuant to the AMFA, as hereby amended. The current existing Piggly Wiggly store located in Hillsboro City, Vernon County, Wisconsin which is directly franchised by Piggly Wiggly is hereby specifically excluded from the New Territory and the other provisions of the AMFA, as hereby amended.

             2. Franchise Fee for Stores in New Territory. Section 7 of the AMFA is hereby amended and supplemented by adding the following to the end of such Section:

                  "Schultz agrees to pay Piggly Wiggly a sum equal to 0.10% of the gross sales of all merchandise of whatsoever nature sold by all Piggly Wiggly stores in the New Territory which Schultz franchises pursuant to this AMFA, out of the payments actually received by Schultz from such Piggly Wiggly store operators, within 15 days after the close of each monthly period during term hereof. Schultz also agrees to pay Piggly Wiggly a sum equal to 0.10% of the gross sales of merchandise of whatsoever nature sold by all Schultz-owned Piggly Wiggly stores in the New Territory, as may from time to time be operating pursuant to this AMFA, within 15 days after the close of each monthly period during the term hereof. The amounts stated in this Section 7 are Piggly Wiggly's sole compensation under this AMFA, as amended hereby."

             3. Remainder of AMFA Unaffected. Except to the extent herein specifically amended or supplemented as set forth above, all other terms and conditions of the AMFA remain unaffected by this Amendment and in full force and effect.


             IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their elected officers on the day and year first written above.



   PIGGLY WIGGLY CORPORATION          SCHULTZ SAV-O STORES, INC.


   By:  /s/ Larry Wright              By:  /s/ James H. Dickelman
        Larry Wright                       James H. Dickelman
        President                          President and Chief Executive
                                           Officer




   Attachments

                                   SCHEDULE 1

                                  NEW TERRITORY

                                    COUNTIES

             WISCONSIN                       ILLINOIS

     ASHLAND            LA CROSSE       BUREAU       LEE
     BARRON             MONROE          CARROLL      OGLE
     BAYFIELD           ONEIDA          DEKALB       PUTNAM
     BUFFALO            PEPIN           GRUNDY       ROCK ISLAND
     BURNETT            PIERCE          HENRY        WHITESIDE
     CHIPPEWA           POLK            KENDALL      WILL
     CLARK              PRICE           LASALLE
     CRAWFORD           RICHLAND
     DOUGLAS            RUSK
     DUNN               ST. CROIX
     EAU CLAIRE         SAWYER
     FLORENCE           TAYLOR
     FOREST             TREMPEALEAU
     IRON               VERNON
     JACKSON            VILAS
                        WASHBURN


             MINNESOTA                           IOWA

     FILLMORE           WABASHA         ALLAMAKEE    DUBUQUE
     HOUSTON            WINONA          BLACK HAWK   FAYETTE
     OLMSTEAD                           BREMER       HOWARD
                                        BUCHANAN     JACKSON
                                        CEDAR        JONES
                                        CHICKASAW    LINN
                                        CLAYTON      MUSCATINE
                                        CLINTON      SCOTT
                                        DELAWARE     WINNESHIEK
             MICHIGAN

     IRON               KEWEENAW
     MARQUETTE          DELTA
     GOGEBIC            ALGER
     ONTONAGON          SCHOOLCRAFT
     HOUGHTON